NASDAQ: EBTX Investor Presentation November 13, 2007 Exhibit 99.1

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Forward-Looking Statements
• This presentation may include forward-looking statements.  These forward-looking statements include comments with respect to assumptions relating to projected growth, earnings, earnings per share and other financial performance measures, as well as management’s short-term and long-term performance, anticipated effects on results of operations or financial condition from recent and expected developments or events relating to business and growth strategies and any other statements, projections or assumptions that are not historical facts.
• These statements are based upon Encore Bancshares, Inc.’s current expectations and beliefs. However, these forward looking statements are subject to known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements, or industry results, to differ materially from expectations of future results, performance or achievements expressed or implied by these forward-looking statements.
• You should not place undue reliance on any forward-looking statements. These statements speak only as of the date the statement is made. Except as otherwise required by federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date the statement is made.

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•
Company Type: Bank Holding Company
and Wealth Management Organization
•
Headquarters: Houston, Texas
•
Total Assets: $1.4 billion
•
Total Loans: $1.0 billion
•
Total Deposits: $1.0 billion
•
Total Equity: $155 million
•
Assets Under Management: $2.8 billion
•
Private Client Offices: 17 (greater Houston & southwest Florida)
Company Overview

ENCOREBANCSHARES, INC.
ENCOREBANK®
LINSCOMB & WILLIAMS
ENCORETRUST®
A Division of EncoreBank
TOWN&COUNTRY
INSURANCE AGENCY
An Affiliate of EncoreBank

ENCOREBANCSHARES, INC.

Corporate Structure
Wealth Management
27% of revenue (1)
Insurance
10% of revenue (1)
(1) Defined as net interest income plus noninterest income; for the nine months ended September 30, 2007
Banking
63% of revenue (1)

Investment Highlights
• Encore is poised for an increase in profitability:
– Significant growth in demand deposits over the last five years
– Robust growth in locally originated loans with higher yields
– Decreasing low yielding investment securities and purchased loans
– Infrastructure in place to support larger institution with minimal expense growth
• Fee income contributes greatly to profitability:
– Attractive and growing wealth management and insurance businesses
– Noninterest income to total revenue of 50.0%
(1)
• Well positioned in attractive growth markets:
– The greater Houston and southwest Florida markets have strong and diverse economies
– Private client offices are placed in high income zip codes in the markets
– Eight of 17 private client offices opened in the last three and a half years
• A proven acquirer and integrator
• Experienced local banking team, management and board
• Management and board beneficially own 28% of the company
(2)
(1) For the nine months ended September 30, 2007
(2) Beneficial ownership of directors and executive officers as a group (14 persons), as of completion of the IPO.

6 6
Franchise History
• In September 2000, James D’Agostino and, primarily, Houston investors acquired a thrift, originally founded in 1928, for $8.0 million
• The group recapitalized the thrift with $25.0 million and raised an additional
$23.7 million in common equity in three separate private placements
• The thrift had 25 branches, all but one outside of Houston
• The thrift’s assets were comprised of investment securities and purchased mortgage loans funded by high cost deposits and borrowings

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Franchise Transformation
• Changed the thrift’s name to Encore Bank
• Initiated a superior customer service or “private banking” strategy
• Focused on professional firms, privately-owned businesses, investors and affluent individuals
• Sold all 24 branches located outside of target markets
• Disposed of approximately $674.9 million in deposits and approximately $50.8 million in real estate
•
Opened nine de novo
private client offices in Houston and southwest Florida
by December 2003
• Rolled out a full line of deposit and cash management products
• Built a loan platform and recruited 20 experienced commercial loan officers
• Completed and successfully integrated four acquisitions in 18 months
• Converted charter to national bank

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Operating Philosophy
• Focus on professional firms, privately-owned
businesses, investors and affluent individuals
• Individual clients generally have a net worth
of between $500,000 and $20 million
• Highly personalized service through private
banker or relationship manager
• Hire and retain experienced financial
professionals
• Arnold Palmer is bank spokesperson

GREATER HOUSTON
THE WOODLANDS
Tomball
Spring
Kingwood
Humble
CHAMPIONS
MEMORIAL
HIGHLAND VILLAGE
DOWNTOWN
TANGLEWOOD
RIVER OAKS
GREENWAY PLAZA
MEDICAL CENTER
WEST UNIVERSITY
SUGAR LAND

ENCOREBANCSHARES, INC.

9 Houston Market • 11 private client offices in high income zip codes • 5.6 million people • $98 billion in deposits • Energy capital, healthcare, 24 Fortune 500 companies

SOUTHWEST FLORIDA
CLEARWATER
BELLEAIR BLUFFS
SUN CITY CENTER
FT. MYERS
NAPLES
Ocala
Daytona Beach
Sumterville
Orlando
Cape Canaveral
Dade City
Kissimmee
St. Cloud
Haines City
Lakeland
Tampa
St. Petersburg
Bradenton
Sarasota
Venice
Ft. Pierce
Cape Coral
Boca Raton
Miami
Homestead

ENCOREBANCSHARES, INC.

10 Southwest Florida Market • 6 private client offices in high income zip codes • 3.6 million people • $77 billion in deposits • Naples-Marco Island MSA – one of nation’s wealthiest

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Core Earnings Growth
$6.1
$2.4
$3.4
$4.5 $4.6
$7.2
$0
$1
$2
$3
$4
$5
$6
$7
$8
2002 2003 2004 2005 2006 3Q07
$ in millions
Core Earnings
(1)
• Continue Deposit Growth
– Grow demand deposits
– Lower cost of funds
• Continue Loan Growth
– Grow commercial loans
– Replace purchased loans and
securities
– Increase yields
• Expand Wealth Management
– Maintain strong noninterest
income level
• Leverage Cost Structure
(1) Net earnings excludes the net effect of nonrecurring gains on the sale of branches and certain real estate, gains and losses on sales of securities and the corresponding loss on early debt extinguishment.  Net nonrecurring gains were $370,000, $293,000, $3.7 million $8.1 million and $13.5 million for the years ended December 31, 2006, 2005, 2004, 2003 and
2002, respectively, and there was a net nonrecurring loss of $572,000 for the nine months ended September 30, 2007. Assumes a 35% tax rate on adjustments.

$ in millions
Houston and Florida Deposit CAGR: 24.4%

EncoreBancshares, Inc.

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Continue Deposit Growth
$755 $743
$729
$815
$1,031
$1,032
$1,017
$1,022
$806
$679
$567
$366
$0
$200
$400
$600
$800
$1,000
$1,200
2002 2003 2004 2005 2006 9/30/2007
Houston & Florida deposits Other deposits

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Optimize Deposit Mix
0%
20%
40%
60%
80%
100%
2004 2005 2006 9/30/2007
Noninterest-bearing deposits Interest checking
Money market and savings Time deposits less than $100,000
74.1%
76.8%
78.4%
80.0%
Increasing Core Deposit Balances
(1)
(1) Represents the average balance for the period ended

$ in millions
Originated Loan CAGR: 58.2%

ENCOREBANCSHARES, INC.

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Continue Originated Loan Growth
$546
$618
$661
$808
$908
Originated Loans
to Total Loans
18.4% 37.5% 58.8% 75.1% 82.8% 85.8%
$1,030
$884
$100
$231
$389
$607
$752
$0
$200
$400
$600
$800
$1,000
$1,200
2002 2003 2004 2005 2006 9/30/2007
Originated loans Purchased loans

Improving Loan Mix
Consumer
other
17.0%
Commercial
real estate
7.0% Real estate
construction
0.4%
Commercial
0.4%
Consumer
installment-indirect
2.6%
Residential real
estate
72.6%
Home equity lines
7.4%
Consumer other
2.0%
Commercial
10.8%
Consumer
installment--indirect
2.8%
Commercial real
estate
24.2%
Real estate
construction
12.9%
December 31, 2002
September 30, 2007
Total Loans: $546.3
million
Total Loans: $1.0
billion
Residential real
estate
39.9%

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Solid Asset Quality
0.38%
0.17%
0.29%
0.55%
0.22%
0.18%
0.00%
0.25%
0.50%
0.75%
1.00%
2002 2003 2004 2005 2006 9/30/2007
NCOs / Average Loans
0.92%
1.07%
0.56%
1.40%
1.24%
0.92%
0.00%
0.50%
1.00%
1.50%
2.00%
2002 2003 2004 2005 2006 9/30/2007
NPAs / Loans and Investment in Real Estate
122.4%
95.3%
250.3%
200.6%
141.4%
179.8%
0.0%
50.0%
100.0%
150.0%
200.0%
250.0%
300.0%
2002 2003 2004 2005 2006 9/30/2007
Reserves / NPLs
1.04%
1.00%
1.08%
0.91%
0.85%
1.16%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
2002 2003 2004 2005 2006 9/30/2007
Reserves / Loans

Expand Net Interest Margin
1.63%
1.42%
1.96%
2.14%
2.46%
2.69%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
2.20%
2.40%
2.60%
2.80%
2002 2003 2004 2005 2006 3Q07
Net interest margin for 3Q07 is for the nine months ended September 30, 2007

Leverage Infrastructure
• Infrastructure in place
• Eight private client offices opened
in the last three and a half years
• Increase deposits per office
• Increase loans per officer
80.27%
77.32%
76.93%
80.95%
76.11%
75.01%
65.00%
70.00%
75.00%
80.00%
85.00%
2002 2003 2004 2005 2006 3Q07
Core Efficiency Ratio
(1)
YTD
(1) Calculated by dividing total noninterest expense, less amortization of intangibles, by the sum of net interest income plus noninterest income, excluding the net effect of nonrecurring gains on the sale of branches and certain real estate, gains and losses on sales of securities and the corresponding loss on early debt extinguishment. Net nonrecurring gains were
$370,000, $293,000, $3.7 million $8.1 million and $13.5 million for the years ended December 31, 2006, 2005, 2004, 2003 and 2002, respectively, and there was a net nonrecurring loss of $572,000 for the nine months ended September 30, 2007.

$ in billions
+16.7%

$ in millions
+30.0%

ENCOREBANCSHARES, INC.

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Expand Wealth Management Business
$1.2
$2.7
$2.0
$2.6
$0.0
$1.0
$2.0
$3.0
2005 2006 3Q06 3Q07
Net Earnings
$2.2
$2.5
$2.4
$2.8
$2.0
$2.2
$2.4
$2.6
$2.8
2005 2006 9/30/2006 9/30/2007
Assets Under Management
• Our Wealth Management business contributed 27% of our total revenue (1) for the nine months ended September 30, 2007
(1) Defined as net interest income plus noninterest income Net earnings for 3Q are for the nine months ending September 30

LINSCOMB & WILLIAMS

ENCORETRUST®
A Division of EncoreBank

ENCOREBANCSHARES, INC.

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• We believe L&W is one of the largest
and most respected investment
management and financial planning
firms in Texas serving affluent & high
net worth families
• Provides fee-based personal financial
planning services & investment
management services for a fee based
on the value of account
• 30+ years in Houston with all senior
staff remaining since acquired in
August 2005
• $1.9 billion in assets under
management (1)
Expand Wealth Management Business
(1) As of September 30, 2007
• Encore Trust provides trust services
primarily to individuals in Houston,
Austin and Dallas
• Personal trusts, estates, court-
created trusts and retirement
programs
• Our staff of veteran trust officers
possess an average of 25 years of
trust experience
• $863 million in assets under
management (1)

Expand Wealth Management Business
• Existing infrastructure can support a
higher level of AUM
• Capitalize on L&W reputation in
Texas professional community to
enhance Encore Trust’s marketing
• Add marketing initiative for L&W to
support additional sources of client
referrals and promote cross-selling
by Encore Bank private client offices
Our growth strategy for Wealth Management…

TOWN&COUNTRY
INSURANCE AGENCY
An Affiliate of EncoreBank

$ in millions

$ in millions

ENCOREBANCSHARES, INC.

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Attractive Insurance Business
$2.8
$4.7
$4.8
$4.4
$5.5
$0.0
$2.0
$4.0
$6.0
2004 2005 2006 3Q06 3Q07
Noninterest Income
$0.4
$0.7
$1.0
$1.2
$1.0
$0.0
$0.2
$0.4
$0.6
$0.8
$1.0
$1.2
2004 2005 2006 3Q06 3Q07
Net Earnings
(1) Defined as net interest income plus noninterest income
• Town & Country Insurance Agency offers a wide variety of personal and commercial property and casualty insurance through its offices in Houston, Galveston and Fort
Worth
• One of the largest independent insurance brokerage companies in the Houston area with over 9,000 clients
• Contributed 10% of Encore’s total revenue (1) for September 30, 2007 year to date
Net earnings for 3Q are for the nine months ending September 30

Experienced Executive Management Team
• Average of 29 years of relevant
experience
• Jim D’Agostino, 60, American
General and Citibank (6.4%
ownership
(1)
)
• Andy Creel, 59, Prime
Bancshares (1.0% ownership
(1)
)
• Harold Williams, 54, Linscomb &
Williams (1.3% ownership
(1)
)
(1) Beneficial ownership as of completion of IPO

Capable Board of Directors
• All original investors
• No turnover
• Added Walter Christopherson and
Randa Duncan Williams
• Backgrounds in investments,
private equity, banking, real estate
and law
• Total insider ownership of 28.2%
(1)
(1) Beneficial ownership after offering; Directors and executive officers as a group (14 persons) as of completion of IPO

Third Quarter 2007 Earnings
• Net earnings grew 32% over third quarter 2006
• Net interest margin improved 41 basis points over prior
year quarter
• Loans increased 20% compared with the third quarter of
2006
• Nonperforming assets dropped 27% compared with the
second quarter of 2007
• Wealth Management earnings grew 38%, with a 16%
increase in assets under management compared with
the third quarter of 2006

Summary
• Well positioned in Houston and
southwest Florida
• Optimizing deposit mix
• Increasing commercial loans
• Improving net interest margin
• Expanding wealth management
and insurance
• Leveraging infrastructure
• Proven acquirer and integrator
• Experienced banking team,
management and board